Exhibit 21.1

Subsidiaries of CVS Health Corporation
Listed below are subsidiaries under CVS Health Corporation at December 31, 2021 with their jurisdictions of organization shown in parentheses. Subsidiaries excluded from the list below are not insurance companies and would not, in the aggregate, constitute a “significant subsidiary” of CVS Health Corporation, as that term is defined in Rule 1-02(w) of Regulation S-X.

•CVS Foreign, Inc. (New York)
◦CVS Caremark Indemnity Ltd. (Bermuda)
◦CVS International, L.L.C. (Delaware)

•CVS Pharmacy, Inc. (Rhode Island)
•Aetna Inc. (Pennsylvania)
◦Aetna Health Holdings, LLC (Delaware)
◦Aetna Health of California Inc. (California)
◦Aetna Health Inc. (Connecticut)
◦Aetna Health Inc. (Florida)
◦Aetna Health Inc. (Georgia)
◦Aetna Health Inc. (Maine)
◦Aetna Health of Michigan Inc. (Michigan)
◦Aetna Health Inc. (New Jersey)
◦Aetna Health Inc. (New York)
▪Aetna Better Health Inc. (New York)
◦Aetna Health Inc. (Pennsylvania)
◦Aetna Health Inc. (Texas)
◦Aetna Better Health of California Inc. (California)
◦Aetna Health of Ohio Inc. (Ohio)Aetna Better Health of Texas Inc. (Texas)
◦Aetna Better Health of Washington, Inc. (Washington)
◦Aetna Better Health Inc. (Georgia)
◦Aetna HealthAssurance Pennsylvania, Inc. (Pennsylvania)
◦Aetna Dental of California Inc. (California)
◦Aetna Dental Inc. (New Jersey)
◦Aetna Dental Inc. (Texas)
◦Aetna Rx Home Delivery, LLC (Delaware)
◦Aetna Health Management, LLC (Delaware)
◦Aetna Ireland Inc. (Delaware)
◦Aetna Specialty Pharmacy, LLC (Delaware)
◦Cofinity, Inc. (Delaware)
◦@Credentials Inc. (Delaware)
◦Aetna Better Health Inc. (Pennsylvania)
◦Aetna Better Health Inc. (Connecticut)
◦Aetna Better Health of Illinois Inc. (Illinois)
◦Aetna Better Health Premier Plan MMAI Inc. (Illinois)
◦Aetna Better Health of Kansas Inc. (Kansas)
◦Aetna Better Health, Inc. (Louisiana)
◦Aetna Florida Inc. (Florida)
◦Aetna Better Health of Indiana Inc. (Indiana)

◦Aetna Better Health Inc. (Ohio)
◦Aetna Better Health of Oklahoma Inc. (Oklahoma)
◦Aetna Better Health of Nevada Inc. (Nevada)
◦Aetna Better Health Inc. (New Jersey)
◦Aetna Better Health of North Carolina Inc. (North Carolina)
◦Aetna Network Services LLC (Connecticut)
◦Aetna Risk Assurance Company of Connecticut Inc. (Connecticut)
◦Aetna Student Health Agency Inc. (Massachusetts)
◦Delaware Physicians Care, Incorporated (Delaware)
◦Schaller Anderson Medical Administrators, Incorporated (Delaware)
◦Aetna Medicaid Administrators LLC (Arizona)
◦iTriage, LLC (Delaware)
◦Medical Examinations of New York, P.C. (New York)
◦bswift LLC (Illinois)
◦Prodigy Health Group, Inc. (Delaware)
▪Niagara Re, Inc. (New York)
▪Performax, Inc. (Delaware)
▪Scrip World, LLC (Utah)
▪Precision Benefit Services, Inc. (Delaware)
▪American Health Holding, Inc. (Ohio)
▪Meritain Health, Inc. (New York)
•Administrative Enterprises, Inc. (Arizona)
•U.S Healthcare Holdings, LLC (Ohio)
•Prime Net, Inc. (Ohio)
•Professional Risk Management, Inc. (Ohio)
◦ADMINCO, Inc. (Arizona)
◦Aetna ACO Holdings Inc. (Delaware)
◦Aetna Pharmacy Management Services LLC (Delaware)
◦Coventry Transplant Network, Inc. (Delaware)
◦Aetna Health of Iowa Inc. (Iowa)
◦Coventry Health Care of Nebraska, Inc. (Nebraska)
◦Aetna Health Inc. (Louisiana)
◦HealthAssurance Pennsylvania, Inc. (Pennsylvania)
◦Coventry Prescription Management Services Inc. (Nevada)
◦Coventry Health and Life Insurance Company (Missouri)
▪Aetna Better Health of Kentucky Insurance Company (Kentucky)
◦Coventry Health Care of Virginia, Inc. (Virginia)
◦Coventry Health Care of Missouri, Inc. (Missouri)
◦Aetna Better Health of Missouri LLC (Missouri)
◦Coventry Health Care of Illinois, Inc. (Illinois)
◦Coventry Health Care of West Virginia, Inc. (West Virginia)
◦Coventry HealthCare Management Corporation (Delaware)
◦Coventry Health Care of Kansas, Inc. (Kansas)
◦Coventry Health Care National Accounts, Inc. (Delaware)
◦Aetna Better Health of Michigan Inc. (Michigan)
◦Aetna Health of Utah Inc. (Utah)
◦Aetna Better Health of Tennessee Inc. (Tennessee)

◦Coventry Health Care National Network, Inc. (Delaware)
◦Coventry Consumer Advantage, Inc. (Delaware)
◦MHNet Specialty Services, LLC (Maryland)
▪Mental Health Network of New York IPA, Inc. (New York)
▪Mental Health Associates, Inc. (Louisiana)
▪MHNet of Florida, Inc. (Florida)
◦Group Dental Service, Inc. (Maryland)
▪Group Dental Service of Maryland, Inc. (Maryland)
◦Florida Health Plan Administrators, LLC (Florida)
▪Aetna Better Health of Florida Inc. (Florida)
▪Carefree Insurance Services, Inc. (Florida)
▪Coventry Health Plan of Florida, Inc. (Florida)
◦First Health Group Corp. (Delaware)
▪First Health Life & Health Insurance Company (Texas)
▪Claims Administration Corp. (Maryland)
▪First Choice of the Midwest LLC (South Dakota)
◦Continental Life Insurance Company of Brentwood, Tennessee (Tennessee)
◦American Continental Insurance Company (Tennessee)
◦Aetna Life Insurance Company (Connecticut)
◦AHP Holdings, Inc. (Connecticut)
▪Aetna Insurance Company of Connecticut (Connecticut)
▪AE Fourteen, Incorporated (Connecticut)
▪Aetna Life Assignment Company (Connecticut)
◦Aetna ACO Holdings Inc. (Delaware)
▪Innovation Health Holdings, LLC (Delaware)
•Innovation Health Insurance Company (Virginia)
◦Innovation Health Plan, Inc. (Virginia)
▪Texas Health + Aetna Health Insurance Holding Company LLC (Texas)
•Texas Health + Aetna Health Insurance Company (Texas)
◦Texas Health + Aetna Health Plan Inc. (Texas)
◦Banner Health and Aetna Health Insurance Holding Company LLC (Delaware)
▪Banner Health and Aetna Health Insurance Company (Arizona)
◦Banner Health and Aetna Health Plan Inc. (Arizona)
◦Sutter Health and Aetna Insurance Holding Company LLC (Delaware)
▪Sutter Health and Aetna Administrative Services LLC (Delaware)
▪Sutter Health and Aetna Insurance Company (California)
◦Allina Health and Aetna Insurance Holding Company LLC (Delaware)
▪Allina Health and Aetna Insurance Company (Minnesota)
▪Allina Health and Aetna Health Plan Inc. (Minnesota)
◦Aetna International LLC (Connecticut)
◦Aetna Life & Casualty (Bermuda) Ltd. (Bermuda)
◦Aetna International Ex Pat LLC (Delaware)
◦Aetna Global Holdings Limited (England & Wales)
▪Aetna Insurance (Hong Kong) Limited (Hong Kong)
▪Virtual Home Healthcare LLC (Dubai)
▪Minor Health Enterprise Co, Ltd. (Thailand)
▪Health Care Management Co. Ltd. (Thailand)

•Aetna Services (Thailand) Limited (Thailand)
•Aetna Health Insurance (Thailand) Public Company Limited (Thailand)
▪Aetna Health Insurance (Thailand) Public Company Limited (Thailand)
▪Aetna Holdings (Thailand) Limited (Thailand)
•Health Care Management Co. Ltd. (Thailand)
•Minor Health Enterprise Co, Ltd. (Thailand)
◦Aetna Health Insurance (Thailand) Public Company Limited (Thailand)
◦Aetna Global Benefits (Bermuda) Limited (Bermuda)
▪Goodhealth Worldwide (Global) Limited (Bermuda)
▪Aetna Global Benefits (Europe) Limited (England & Wales)
▪Aetna Global Benefits (Asia Pacific) Limited (Hong Kong)
•PT Aetna Management Consulting (Indonesia)
▪Goodhealth Worldwide (Asia) Limited (Hong Kong)
▪Aetna Global Benefits Limited (DIFC, UAE)
▪Aetna Global Benefits (Middle East) LLC (UAE)
▪Pt. Aetna Global Benefits Indonesia (Indonesia)
▪Spinnaker Topco Limited (Bermuda)
•Spinnaker Bidco Limited (England and Wales)
◦Aetna Holdco (UK) Limited (England and Wales)
•Aetna Global Benefits (UK) Limited (England and Wales)
•Aetna Insurance Company Limited (England and Wales)
◦Aetna Insurance (Singapore) Pte. Ltd. (Singapore)
◦Aetna Health Insurance Company of Europe DAC (Ireland)
◦Aetna (Shanghai) Enterprise Services Co. Ltd. (China)
▪Aetna (Beijing) Enterprise Management Services Co., Ltd. (China)
◦Aetna Global Benefits (Singapore) PTE. LTD. (Singapore)
▪Indian Health Organisation Private Limited (India)
◦PT Aetna Management Consulting (Indonesia)
◦PE Holdings, LLC (Connecticut)
◦Aetna Resources LLC (Delaware)
◦Canal Place, LLC (Delaware)
◦Aetna Ventures, LLC (Delaware)
◦Phoenix Data Solutions LLC (Delaware)
◦Aetna Financial Holdings, LLC (Delaware)
◦Aetna Asset Advisors, LLC (Delaware)
◦U.S. Healthcare Properties, Inc. (Pennsylvania)
◦Aetna Capital Management, LLC (Delaware)
▪Aetna Partners Diversified Fund, LLC (Delaware)
◦Aetna Workers’ Comp Access, LLC (Delaware)
◦Aetna Behavioral Health, LLC (Delaware)
◦Managed Care Coordinators, Inc. (Delaware)
◦Horizon Behavioral Services, LLC (Delaware)
▪Employee Assistance Services, LLC (Kentucky)
▪Health and Human Resource Center, Inc. (California)
▪Resources for Living, LLC (Texas)
▪The Vasquez Group Inc. (Illinois)
▪Work and Family Benefits, Inc. (New Jersey)

◦Aetna Card Solutions, LLC (Connecticut)
◦PayFlex Holdings, Inc. (Delaware)
▪PayFlex Systems USA, Inc. (Nebraska)
◦Aetna Health and Life Insurance Company (Connecticut)
◦Aetna Health Insurance Company (Pennsylvania)
◦Aetna Health Insurance Company of New York (New York)
◦AUSHC Holdings, Inc. (Connecticut)
◦PHPSNE Parent Corporation (Delaware)
◦Active Health Management, Inc. (Delaware)
◦Health Data & Management Solutions, Inc. (Delaware)
◦Aetna Integrated Informatics, Inc. (Pennsylvania)
◦Health Re, Inc. (Vermont)
◦ASI Wings, LLC (Delaware)
◦Aetna Corporate Services LLC (Delaware)
◦Echo Merger Sub, Inc. (Delaware)

•CVS Pharmacy, Inc. (continued)

•Alabama CVS Pharmacy, L.L.C. (Alabama)
•Alaska CVS Pharmacy, L.L.C. (Alaska)
•American Drug Stores Delaware, L.L.C. (Delaware)
•Arkansas CVS Pharmacy, L.L.C. (Arkansas)
•CareCenter Pharmacy, L.L.C. (Delaware)
•Caremark Rx, L.L.C. (Delaware)
◦ACS ACQCO CORP. (Delaware)
◦Advanced Care Scripts, Inc. (Florida)
◦CaremarkPCS, L.L.C. (Delaware)
◦CaremarkPCS Health, L.L.C. (Delaware)
◦Caremark IPA, L.L.C. (New York)
◦Accordant Health Services, L.L.C. (Delaware)
◦AdvancePCS SpecialtyRx, LLC (Delaware)
◦AdvanceRx.com, L.L.C. (Delaware)
◦Caremark PhC, L.L.C. (Delaware)
◦Caremark Ulysses Holding Corp. (New York)
◦MemberHealth LLC (Delaware)
◦UAC Holding, Inc. (Delaware)
◦Caremark, L.L.C. (California)
◦Caremark Arizona Mail Pharmacy, LLC (Arizona)
◦Caremark Arizona Specialty Pharmacy, L.L.C. (Arizona)
◦Caremark California Specialty Pharmacy, L.L.C. (California)
◦Caremark Florida Mail Pharmacy, LLC (Florida)
◦Caremark Florida Specialty Pharmacy, LLC (Florida)
◦Caremark Hawaii Mail Pharmacy, L.L.C. (Hawaii)
◦Caremark Hawaii Specialty Pharmacy, LLC (Hawaii)
◦Caremark Illinois Mail Pharmacy, LLC (Illinois)
◦CVS Caremark Advanced Technology Pharmacy, L.L.C. (Illinois)
◦Caremark Illinois Specialty Pharmacy, LLC (Illinois)

◦Caremark Irving Resource Center, LLC (Texas)
◦Caremark Kansas Specialty Pharmacy, LLC (Kansas)
◦Caremark Logistics, LLC (Delaware)
◦Caremark Louisiana Specialty Pharmacy, LLC (Louisiana)
◦Caremark Maryland Specialty Pharmacy, LLC (Maryland)
◦Caremark Massachusetts Specialty Pharmacy, L.L.C. (Massachusetts)
◦Caremark Michigan Specialty Pharmacy, LLC (Michigan)
◦Caremark Minnesota Specialty Pharmacy, LLC (Minnesota)
◦Caremark New Jersey Specialty Pharmacy, LLC (New Jersey)
◦Caremark North Carolina Specialty Pharmacy, LLC (North Carolina)
◦Caremark Ohio Specialty Pharmacy, L.L.C. (Ohio)
◦Caremark Pennsylvania Specialty Pharmacy, LLC (Pennsylvania)
◦Caremark Redlands Pharmacy, L.L.C. (California)
◦Caremark Repack, LLC (Illinois)
◦Caremark Tennessee Specialty Pharmacy, LLC (Tennessee)
◦Caremark Texas Mail Pharmacy, LLC (Texas)
◦Caremark Texas Specialty Pharmacy, LLC (Texas)
◦Caremark Washington Specialty Pharmacy, LLC (Washington)
◦Central Rx Services, LLC (Nevada)
◦CVS Caremark TN SUTA, LLC (Delaware)
◦Generation Health, L.L.C. (Delaware)
◦NovoLogix, LLC (Delaware)
◦CaremarkPCS Alabama Mail Pharmacy, LLC (Alabama)
◦CVS Caremark Part D Services, L.L.C. (Delaware)
◦Eckerd Corporation of Florida, Inc. (Florida)
◦Express Pharmacy Services of PA, L.L.C. (Delaware)
◦Ocean Acquisition Sub, L.L.C. (Delaware)
◦Coram LLC (Delaware)
◦T2 Medical, Inc. (Delaware)
•Coram Healthcare Corporation of Alabama (Delaware)
•Coram Healthcare Corporation of Florida (Delaware)
•Coram Healthcare Corporation of Greater D.C. (Delaware)
•Coram Healthcare Corporation of Greater New York (New York)
•Coram Healthcare Corporation of Indiana (Delaware)
•Coram Healthcare Corporation of Mississippi (Delaware)
•Coram Healthcare Corporation of Nevada (Delaware)
•Coram Healthcare Corporation of Northern California (Delaware)
•Coram Healthcare Corporation of Southern California (Delaware)
•Coram Healthcare Corporation of Southern Florida (Delaware)
•Coram Specialty Infusion Services, L.L.C. (Delaware)
▪Coram Rx, LLC (Delaware)
▪Coram Healthcare Corporation of North Texas (Delaware)
▪Coram Healthcare Corporation of Utah (Delaware)
▪Coram Healthcare Corporation of Massachusetts (Delaware)
◦Coram Alternate Site Services, Inc. (Delaware)
▪Geneva Woods Management, LLC (Delaware)

◦Part D Holding Company, L.L.C. (Delaware)
◦Accendo Insurance Company (Utah)
◦Silverscript Insurance Company (Tennessee)
•Connecticut CVS Pharmacy, L.L.C. (Connecticut)
•Coram Clinical Trials, Inc. (Delaware)*
◦CVS Cabot Holdings Inc. (Delaware)*
◦CVS Shaw Holdings Inc. (Delaware)*
◦Omnicare, LLC (Delaware)*
▪Evergreen Pharmaceutical of California, LLC (California)
▪JHC Acquisition, LLC (Delaware)
▪Geneva Woods Pharmacy, LLC (Alaska)
◦Geneva Woods Health Services, LLC (Delaware)
▪Geneva Woods Retail Pharmacy LLC (Delaware)
▪Geneva Woods LTC Pharmacy, LLC
•Geneva Woods Pharmacy Wyoming, LLC (Delaware)
•Geneva Woods Pharmacy Washington, LLC (Delaware)
•Geneva Woods Pharmacy Alaska, LLC (Delaware)
▪AMC - Tennessee, LLC (Delaware)
▪CHP Acquisition, LLC (Delaware)
◦Home Pharmacy Services, LLC (Missouri)
▪CP Acquisition, LLC (Oklahoma)
▪Managed Healthcare, LLC (Delaware)
▪Medical Arts Health Care, LLC (Georgia)
▪NIV Acquisition, LLC (Delaware)
▪OCR Services, LLC (Delaware)
▪Shore Pharmaceutical Providers, LLC (Delaware)
▪Omnicare of Nevada, LLC (Delaware)
▪Omnicare Pharmacies of the Great Plains Holding, LLC (Delaware)
▪Omnicare of Nebraska LLC (Delaware)
▪Pharmacy Associates of Glenn Falls, LLC (New York)
▪Sterling Healthcare Services, LLC (Delaware)
▪Superior Care Pharmacy, LLC (Delaware)
▪TCPI Acquisition, LLC (Delaware)
▪UC Acquisition, LLC (Delaware)
▪Weber Medical Systems LLC (Delaware)
▪Williamson Drug Company, LLC (Virginia)
▪Med World Acquisition Corp. (Delaware)
▪MHHP Acquisition Company, LLC (Delaware)

______________________
*Coram Clinical Trials, Inc. – CVS Pharmacy, Inc. 75%/Aetna Life Insurance Company 25%
* CVS Cabot Holdings, Inc. – Coram Clinical Trials, Inc. 99.72%/Aetna Inc. .28%
*CVS Shaw Holdings, Inc. – Coram Clinical Trials, Inc. 99.72%/Aetna Inc. .28%
*Omnicare, LLC – Aetna Inc 0.28%/CVS Cabot Holdings, Inc. 49.86%/CVS Shaw Holdings, Inc. 49.86%

◦Omnicare, LLC (continued)

▪NeighborCare Pharmacy Services, LLC (Delaware)
▪APS Acquisition LLC (Delaware)
▪ASCO HealthCare, LLC (Maryland)
▪Badger Acquisition LLC (Delaware)
◦Badger Acquisition of Minnesota LLC (Delaware)
•Merwin Long Term Care, LLC (Minnesota)
◦Badger Acquisition of Ohio LLC (Delaware)
◦Badger Acquisition of Kentucky LLC (Delaware)
▪Best Care LTC Acquisition Company, LLC (Delaware)
▪Care Pharmaceutical Services, LP (Delaware)
▪CCRx Holdings, LLC (Delaware)
◦Continuing Care Rx, LLC (Pennsylvania)
◦CCRx of North Carolina LLC (Delaware)
▪Compscript, LLC (Florida)
◦Campo’s Medical Pharmacy, LLC (Louisiana)
▪D & R Pharmaceutical Services LLC (Kentucky)
▪Enloe Drugs, LLC (Delaware)
▪Evergreen Pharmaceutical, LLC (Washington)
▪Home Care Pharmacy, LLC (Delaware)
▪Interlock Pharmacy Systems, LLC (Missouri)
▪Langsam Health Services, LLC (Delaware)
◦LCPS Acquisition, LLC (Delaware)
•Omnicare Pharmacy of Tennessee LLC (Delaware)
▪Lobos Acquisition, LLC (Delaware)
▪Lo-Med Prescription Services, LLC (Ohio)
◦ZS Acquisition Company, LLC (Delaware)
▪Main Street Pharmacy, L.L.C. (Maryland)
▪NCS Healthcare of Illinois, LLC (Ohio)
▪NCS Healthcare of Iowa, LLC (Ohio)
◦Martin Health Services, LLC (Delaware)
▪NCS Healthcare of Kansas, LLC (Ohio)
▪NCS Healthcare of Kentucky, LLC (Ohio)
▪NCS Healthcare of Montana, LLC (Ohio)
▪NCS Healthcare of New Mexico, LLC (Ohio)
▪NCS Healthcare of South Carolina, LLC (Ohio)
▪NCS Healthcare of Tennessee, LLC (Ohio)
▪NCS Healthcare of Ohio, LLC (Ohio)
▪NCS Healthcare of Wisconsin, LLC (Ohio)
▪North Shore Pharmacy Services LLC (Delaware)
▪Omnicare Indiana Partnership Holding Company LLC (Delaware)
▪Omnicare of New York, LLC (Delaware)
◦NeighborCare of Indiana, LLC (Indiana)
•Grandview Pharmacy, LLC (Indiana)
◦NeighborCare of Virginia, LLC (Virginia)
▪Omnicare Pharmacies of Pennsylvania West LLC (Pennsylvania)

▪Omnicare Pharmacy and Supply Services LLC (South Dakota)
▪Omnicare Pharmacy of the Midwest, LLC (Delaware)
▪Omnicare Property Management, LLC (Delaware)
▪Pharmacy Consultants, LLC (South Carolina)
▪PRN Pharmaceutical Services, LP (Delaware)
▪Roeschen’s Healthcare LLC (Wisconsin)
◦PP Acquisition Company LLC (Delaware)
▪Specialized Pharmacy Services, LLC (Michigan)
▪Value Health Care Services LLC (Delaware)
▪VAPS Acquisition Company, LLC (Delaware)
▪Westhaven Services Co, LLC (Ohio)
▪Three Forks Apothecary, LLC (Kentucky)
▪UNI-Care Health Services of Maine, LLC (New Hampshire)

•CVS Pharmacy, Inc. (continued)

◦CVS 2948 Henderson, L.L.C. (Nevada)
◦CVS AL Distribution, L.L.C. (Alabama)
◦CVS Albany, L.L.C. (New York)
◦CVS AOC Services, L.L.C. (Delaware)
◦CVS AOC Corporation (California)
◦CVS Care Concierge, LLC (Delaware)
◦CVS Health Applications, LLC (Rhode Island)
◦CVS Health Clinical Trial Services LLC (Connecticut)
◦CVS Health Solutions LLC (Delaware)
◦CVS Health Ventures Management, LLC (Delaware)
◦CVS Health Ventures Fund GP, LLC (Delaware)
▪CVS Health Ventures Fund, LP (Delaware)
◦CVS Indiana, L.L.C. (Indiana)
◦CVS International, L.L.C. (Delaware)
◦CCI Foreign, S.à R.L. (R.C.S. Luxembourg)
▪Beauty Holdings, L.L.C. (Delaware)
•Pamplona Saúde e Beleza LTDA (Brazil)
◦CVS Kidney Care, LLC (Delaware)
◦CVS Kidney Care Health Services LLC (Delaware)
◦CVS Kidney Care Advanced Technologies LLC (Delaware)
◦CVS Kidney Care Home Dialysis LLC (Delaware)
▪CVS-SHC Kidney Care Home Dialysis of Austin LLC (Delaware)
▪CVS-SHC Kidney Care Home Dialysis of Los Angeles LLC (Delaware)
▪CVS-SHC Kidney Care Home Dialysis of Philadelphia LLC (Delaware)
▪CVS-SHC Renal Holdings LLC (Delaware)
◦CVS Management Support, LLC (Delaware)
◦CVS Manchester NH, L.L.C. (New Hampshire)
◦CVS Media Exchange LLC (Delaware)
◦CVS Michigan, L.L.C. (Michigan)
◦CVS Orlando FL Distribution, L.L.C. (Florida)

◦CVS PA Distribution, L.L.C. (Pennsylvania)
◦CVS Pharmacy Overseas Online, LLC
◦CVS PR Center, Inc. (Delaware)
◦Puerto Rico CVS Pharmacy, L.L.C. (Puerto Rico)
◦Caremark Puerto Rico, L.L.C. (Puerto Rico)
◦Caremark Puerto Rico Specialty Pharmacy, L.L.C. (Puerto Rico)
◦CVS RS Arizona, L.L.C. (Arizona)
◦Arizona CVS Stores, L.L.C. (Arizona)
◦CVS 3268 Gilbert, L.L.C. (Arizona)
◦CVS 3745 Peoria, L.L.C. (Arizona)
◦CVS Gilbert 3272, L.L.C. (Arizona)
◦CVS Rx Services, Inc. (New York)
◦Busse CVS, L.L.C. (Illinois)
◦Goodyear CVS, L.L.C. (Arizona)
◦Sheffield Avenue CVS, L.L.C. (Illinois)
◦South Wabash CVS, L.L.C. (Illinois)
◦Thomas Phoenix CVS, L.L.C. (Arizona)
◦Washington Lamb CVS, L.L.C. (Nevada)
◦CVS SC Distribution, L.L.C. (South Carolina)
◦CVS State Capital, L.L.C. (Maine)
◦CVS TN Distribution, L.L.C. (Tennessee)
◦CVS Transportation, L.L.C. (Indiana)
◦CVS Vero FL Distribution, L.L.C. (Florida)
◦D.A.W., LLC (Massachusetts)
◦Delaware CVS Pharmacy, L.L.C. (Delaware)
◦District of Columbia CVS Pharmacy, L.L.C. (District of Columbia)
◦Enterprise Patient Safety Organization, LLC (Rhode Island)
◦E.T.B., Inc. (Texas)
◦Garfield Beach CVS, L.L.C. (California)
◦Georgia CVS Pharmacy, L.L.C. (Georgia)
◦German Dobson CVS, L.L.C. (Arizona)
◦Grand St. Paul CVS, L.L.C. (Minnesota)
◦Highland Park CVS, L.L.C. (Illinois)
◦Holiday CVS, L.L.C. (Florida)
◦Hook-SupeRx, L.L.C. (Delaware)
◦Idaho CVS Pharmacy, L.L.C. (Idaho)
◦Iowa CVS Pharmacy, L.L.C. (Iowa)
◦Kansas CVS Pharmacy, L.L.C. (Kansas)
◦Kentucky CVS Pharmacy, L.L.C. (Kentucky)
◦Longs Drug Stores California, L.L.C. (California)
◦Louisiana CVS Pharmacy, L.L.C. (Louisiana)
◦Maryland CVS Pharmacy, L.L.C. (Maryland)
◦Melville Realty Company, Inc. (New York)
◦CVS Bellmore Avenue, L.L.C. (New York)
◦MinuteClinic, L.L.C. (Delaware)
◦MinuteClinic Diagnostic of Alabama, L.L.C. (Alabama)
◦MinuteClinic Diagnostic of Arkansas, LLC (Arkansas)

◦MinuteClinic Diagnostic of Arizona, LLC (Minnesota)
◦MinuteClinic Diagnostic of Colorado LLC (Colorado)
◦MinuteClinic Diagnostic of Florida, LLC (Minnesota)
◦MinuteClinic Diagnostic of Georgia, LLC (Minnesota)
◦MinuteClinic Diagnostic of Hawaii, L.L.C. (Hawaii)
◦MinuteClinic Diagnostic of Illinois, LLC (Delaware)
◦MinuteClinic Diagnostic of Kentucky, L.L.C. (Kentucky)
◦MinuteClinic Diagnostic of Louisiana, L.L.C. (Louisiana)
◦MinuteClinic Diagnostic of Maine, L.L.C. (Maine)
◦MinuteClinic Diagnostic of Maryland, LLC (Minnesota)
◦MinuteClinic Diagnostic of Massachusetts, LLC (Massachusetts)
◦MinuteClinic Diagnostic of Nebraska, L.L.C. (Nebraska)
◦MinuteClinic Diagnostic of New Hampshire, L.L.C. (New Hampshire)
◦MinuteClinic Diagnostic of New Mexico, L.L.C. (New Mexico)
◦MinuteClinic Diagnostic of Ohio, LLC (Ohio)
◦MinuteClinic Diagnostic of Oklahoma, LLC (Oklahoma)
◦MinuteClinic Diagnostic of Oregon, LLC (Oregon)
◦MinuteClinic Diagnostic of Pennsylvania, LLC (Minnesota)
◦MinuteClinic Diagnostic of Rhode Island, LLC (Minnesota)
◦MinuteClinic Diagnostic of South Carolina, L.L.C. (South Carolina)
◦MinuteClinic Diagnostic of Texas, LLC (Minnesota)
◦MinuteClinic Diagnostic of Utah, L.L.C. (Utah)
◦MinuteClinic Diagnostic of Virginia, LLC (Virginia)
◦MinuteClinic Diagnostic of Washington, LLC (Oregon)
◦MinuteClinic Diagnostic of Wisconsin, L.L.C. (Wisconsin)
◦MinuteClinic Online Diagnostic Services, LLC (Delaware)
◦MinuteClinic Physician Practice of Texas (Texas)
◦MinuteClinic Telehealth Services, LLC (Delaware)
◦MinuteClinic Telehealth Services of Texas Association (Texas)
◦Mississippi CVS Pharmacy, L.L.C. (Mississippi)
◦Missouri CVS Pharmacy, L.L.C. (Missouri)
◦Montana CVS Pharmacy, L.L.C. (Montana)
◦Nebraska CVS Pharmacy, L.L.C. (Nebraska)
◦New Jersey CVS Pharmacy, L.L.C. (New Jersey)
◦North Carolina CVS Pharmacy, L.L.C. (North Carolina)
◦Ohio CVS Stores, L.L.C. (Ohio)
◦Oklahoma CVS Pharmacy, L.L.C. (Oklahoma)
◦Oregon CVS Pharmacy, L.L.C. (Oregon)
◦Pennsylvania CVS Pharmacy, L.L.C. (Pennsylvania)
◦ProCare Pharmacy Direct, L.L.C. (Ohio)
◦ProCare Pharmacy, L.L.C. (Rhode Island)
◦Red Oak Sourcing, LLC (Delaware)
◦Rhode Island CVS Pharmacy, L.L.C. (Rhode Island)
◦South Carolina CVS Pharmacy, L.L.C. (South Carolina)
◦Tennessee CVS Pharmacy, L.L.C. (Tennessee)
◦Utah CVS Pharmacy, L.L.C. (Utah)
◦Vermont CVS Pharmacy, L.L.C. (Vermont)

◦Virginia CVS Pharmacy, L.L.C. (Virginia)
◦Warm Springs Road CVS, L.L.C. (Nevada)
◦Washington CVS Pharmacy, L.L.C. (Washington)
◦Wellpartner, LLC (Delaware)
◦West Virginia CVS Pharmacy, L.L.C. (West Virginia)
◦Wisconsin CVS Pharmacy, L.L.C. (Wisconsin)
◦Woodward Detroit CVS, L.L.C. (Michigan)
◦Zinc Health Ventures, LLC (Delaware)
◦Zinc Health Services, LLC (Delaware)